Filed Pursuant to Rule 497

Securities Act File No. 333-212436

NEWTEK BUSINESS SERVICES CORP.

Supplement No. 1, dated April [ ], 2017

to

Prospectus Supplement, dated March 20, 2017

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of Newtek Business Services Corp. (the “Company”), dated August 26, 2016, as supplemented by the Prospectus Supplement dated March 20, 2017, which relate to the sale of shares of common stock of the Company in an “at the market” offering pursuant to an equity distribution agreement, dated March 20, 2017, with JMP Securities LLC, Compass Point Research & Trading, LLC, and Ladenburg Thalmann & Co. Inc. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus Supplement or Prospectus, as applicable.

You should carefully consider the “Risk Factors” beginning on page S-28 of the Prospectus Supplement and page 22 of the Prospectus before you decide to invest.

Recent Developments

Appointment of Gregory L. Zink to the Board of Directors

On March 28, 2017, the Board of Directors (the “Board”) of the Company accepted the resignation of Sam Kirschner from his position as a member of the Board, effective immediately, and appointed Gregory L. Zink to serve the balance of Mr. Kirschner’s term, effective as of that same date. Mr. Kirschner’s decision to resign from the Board was not due to any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Mr. Zink will serve on the Board from March 28, 2017 until the date of the 2019 annual meeting of stockholders of the Company, at which time stockholders will have an opportunity to elect him to a subsequent three-year term, or until his successor is duly elected and qualified. Mr. Zink was also appointed to serve on the Audit and Compensation, Corporate Governance and Nominating committees of the Board.

Mr. Zink has served as Chairman and CEO of NGJ Brand Solutions, the exclusive representative in Japan for leading commercial fitness equipment brands including Nautilus, Stairmaster, and Schwinn since 1995. Mr. Zink has been the Managing Partner of the Lowell Group LLC since 1998 providing consulting and financial advice to small and medium sized businesses. From 1999 to 2005, Mr. Zink was a manager of the Company’s Florida based certified capital company and an officer of the Company’s predecessor. Mr. Zink was formerly employed by Touche Ross/Deloitte Consulting and AT&T, and is a graduate of the General Electric Financial Management Program. He holds an undergraduate degree in finance from Pennsylvania State University and an MBA from the Wharton School of Business.

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Mr. Zink is not an “interested person” of the Company as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Zink was not appointed to the Board pursuant to any arrangement or understanding with any other person, and there are no current or proposed transactions between the Company and Mr. Zink or his immediate family members which would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

     Mr. Zink will receive director fees consistent with the director compensation arrangements of the Company, under terms consistent with those previously disclosed by the Company, and Mr. Zink has entered into an indemnification agreement with the Company.

Investment in International Professional Marketing, Inc.

On April 6, 2017, Newtek closed on its investment in International Professional Marketing, Inc. (“IPM”), which is now a new wholly owned controlled portfolio company of Newtek. IPM, with 2016 sales of $35.9 million, has over 30 years’ experience in the IT consulting space, with over 45 full time employees and a virtual bench of 80 IT subcontractors, that have historically consulted, strategized, designed and implemented technology solutions for enterprise and commercial clients across the United States. The consideration paid by the Company was $11,119,688, which equates to 4.0 times IPM’s 2016 EBITDA, and consisted of the payment at closing of $1 million in restricted shares of Newtek common stock and $8,751,735 in cash, with the $1,367,953 balance to be paid in cash in two equal installments in 2018 and 2019 only if IPM attains specific EBITDA levels for fiscal 2017 and 2018. Newtek will hold IPM’s white labeled consulting, strategy, implementation and design business in a separate wholly owned and controlled portfolio company, named Sidco, LLC.

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